Note 3 - Going Concern	6 Months Ended
Jun. 30, 2014
Going Concern [Text Block] [Abstract]
Going Concern [Text Block]
3.	Going Concern:

The unaudited interim condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, the unaudited interim condensed consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result should the Company be unable to continue as a going concern.

The Company has a working capital surplus of $4,513 as of June 30, 2014 while its capital commitments for the acquisition of our fleet for the following twelve months amount to $40,799. The Company expects to finance its capital requirements through a combination of cash flows from operations, shareholder financial support proceeds from follow-on offerings and debt financing.